UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2003

ROADWAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32821 (Commission File Number)	34-1956254 (IRS Employer Identification No.)

1077 Gorge Boulevard, Akron, Ohio (Address of Principal Executive Offices)	44310 (Zip Code)

Registrant’s telephone number, including area code: (330) 384-1717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	Other Events.

On November 18, 2003, Roadway Corporation (“Roadway”) issued a press release announcing the expiration of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 waiting period related to its pending acquisition by Yellow Corporation. A copy of the press release issued by Roadway is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.	Exhibits.

(c)	Exhibits:

Number	Exhibit

99.1	Press release, dated November 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADWAY CORPORATION

By:	/s/ Joseph R. Boni III
Name: Joseph R. Boni III
Title: Treasurer

Dated:  November 18, 2003

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release, dated November 18, 2003